EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs            GSAA 05 11
==============================================================================


------------------------------------------------------------
Stats
------------------------------------------------------------
Count:    1753
Schedule Balance:    $674,370,342.39
AverageSched Bal:    $384,695.00
GrossWAC:    5.915
NetWAC:    5.645
OTERM:    360
RTERM:    359
ATERM:    358
AGE:    1
First CAP:    4.95
Periodic CAP:    1.58
MAXRATE:    11.59
MINRATE:    2.45
MTR:    47.55
MARGIN:    2.37
OLTV:    76.70
COLTV:    86.45
FICO:    718.137
------------------------------------------------------------



------------------------------------------------------------
Current Rate                                       Percent
------------------------------------------------------------
4.001 - 4.500                                         0.27
4.501 - 5.000                                         3.07
5.001 - 5.500                                        21.21
5.501 - 6.000                                        43.70
6.001 - 6.500                                        19.84
6.501 - 7.000                                         9.31
7.001 - 7.500                                         2.01
7.501 - 8.000                                         0.42
8.001 - 8.500                                         0.16
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Scheduled Balance                                  Percent
------------------------------------------------------------
0.01 - 50,000.00                                      0.03
50,000.01 - 100,000.00                                0.84
100,000.01 - 150,000.00                               3.29
150,000.01 - 200,000.00                               4.56
200,000.01 - 250,000.00                               4.32
250,000.01 - 275,000.00                               1.55
275,000.01 - 350,000.00                               5.79
350,000.01 - 400,000.00                              11.98
400,000.01 - 450,000.00                              14.48
450,000.01 - 500,000.00                              13.51
500,000.01 - 550,000.00                               8.42
550,000.01 - 600,000.00                               8.96
600,000.01 - 750,000.00                              11.99
750,000.01 - 850,000.00                               2.14
850,000.01 - 950,000.00                               2.39
950,000.01 - 1,000,000.00                             2.80
1,000,000.01 - 1,250,000.00                           0.86
1,250,000.01 - 1,500,000.00                           1.08
1,500,000.01 >=                                       1.01
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                      Percent
------------------------------------------------------------
360                                                 100.00
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                            Percent
------------------------------------------------------------
351.000                                               0.12
352.000                                               0.07
353.000                                               0.15
354.000                                               0.32
355.000                                               0.75
356.000                                               4.60
357.000                                               8.48
358.000                                              22.27
359.000                                              52.95
360.000                                              10.30
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                             Percent
------------------------------------------------------------
0.000 - 59.999                                       93.28
120.000 - 179.999                                     0.01
300.000 - 359.999                                     5.21
360.000 >=                                            1.50
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Age                                                Percent
------------------------------------------------------------
0                                                    10.30
1                                                    52.95
2                                                    22.24
3                                                     8.51
4                                                     4.60
5                                                     0.75
6                                                     0.32
7                                                     0.15
8                                                     0.07
9                                                     0.12
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
States                                             Percent
------------------------------------------------------------
CA                                                   58.24
FL                                                    6.48
AZ                                                    5.22
GA                                                    2.26
VA                                                    4.16
WA                                                    2.59
CO                                                    2.29
MD                                                    2.87
IL                                                    2.03
NV                                                    2.10
Other                                                11.77
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Original LTV                                       Percent
------------------------------------------------------------
0.001 - 50.000                                        1.86
50.001 - 60.000                                       3.27
60.001 - 70.000                                      11.75
70.001 - 75.000                                       8.47
75.001 - 80.000                                      70.31
80.001 - 85.000                                       0.32
85.001 - 90.000                                       2.72
90.001 - 95.000                                       1.24
95.001 - 100.000                                      0.06
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Combined LTV                                       Percent
------------------------------------------------------------
0.001 - 50.000                                        1.59
50.001 - 60.000                                       2.73
60.001 - 70.000                                       6.69
70.001 - 75.000                                       5.47
75.001 - 80.000                                      22.03
80.001 - 85.000                                       3.46
85.001 - 90.000                                      18.49
90.001 - 95.000                                      13.12
95.001 - 100.000                                     26.42
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
FICO                                               Percent
------------------------------------------------------------
620.000 - 639.999                                     1.42
640.000 - 659.999                                     4.99
660.000 - 679.999                                    12.61
680.000 - 699.999                                    17.67
700.000 - 719.999                                    16.03
720.000 - 739.999                                    14.07
740.000 - 759.999                                    14.83
760.000 - 779.999                                     9.98
780.000 - 799.999                                     6.70
800.000 - 819.999                                     1.69
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
PMI                                                Percent
------------------------------------------------------------
GEMICO                                                0.58
LPMI-PMI                                              0.67
MORTGAGE GUARANTY INSURANCE CO                        0.09
OLTV <= 80 - NO MI                                   95.67
PMI MORTGAGE INSURANCE CO                             1.04
RADIAN                                                0.18
REPUBLIC MORTGAGE INSUANCE CO                         0.71
UGIC                                                  1.06
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Occupancy Code                                     Percent
------------------------------------------------------------
NON OWNER                                            11.37
OWNER OCCUPIED                                       84.40
SECOND HOME                                           4.22
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                      Percent
------------------------------------------------------------
2-4 FAMILY                                            3.35
CONDO                                                12.51
CO-OP                                                 0.02
PUD                                                  20.73
SINGLE FAMILY                                        63.39
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Purpose                                            Percent
------------------------------------------------------------
CASHOUT REFI                                         22.68
PURCHASE                                             66.17
RATE/TERM REFI                                       11.14
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------





------------------------------------------------------------
Documentation Type                                 Percent
------------------------------------------------------------
FULL/ALT DOC                                         22.80
NO DOC                                               14.16
STATE INCOME/STATED ASSET                            63.04
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Interest Only                                      Percent
------------------------------------------------------------
N                                                     6.72
Y                                                    93.28
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Interest Only Term                                 Percent
------------------------------------------------------------
0.000                                                 6.72
36.000                                                8.45
60.000                                               14.27
84.000                                                1.32
120.000                                              69.24
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Silent                                             Percent
------------------------------------------------------------
N                                                    38.80
Y                                                    61.20
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Prepay Flag                                        Percent
------------------------------------------------------------
N                                                    84.11
Y                                                    15.89
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Prepay Term                                        Percent
------------------------------------------------------------
0.000                                                84.11
6.000                                                 0.35
12.000                                                0.91
24.000                                                0.02
30.000                                                0.02
36.000                                               13.94
42.000                                                0.17
60.000                                                0.48
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------




------------------------------------------------------------
DTI                                                Percent
------------------------------------------------------------
<= 0.000                                             10.45
0.001 - 10.000                                        0.61
10.001 - 20.000                                       2.24
20.001 - 30.000                                      11.37
30.001 - 40.000                                      51.86
40.001 - 50.000                                      22.68
50.001 - 60.000                                       0.74
60.001 - 70.000                                       0.04
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Conforming                                         Percent
------------------------------------------------------------
CONFORMING                                           21.71
NON CONFORMING                                       78.29
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Arm Index                                          Percent
------------------------------------------------------------
1 YEAR CMT                                            0.51
1 YEAR LIBOR                                         34.17
6 MONTH LIBOR                                        65.32
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                            Percent
------------------------------------------------------------
1.501 - 2.000                                         0.11
2.001 - 2.500                                        80.04
2.501 - 3.000                                        18.20
3.001 - 3.500                                         1.43
3.501 - 4.000                                         0.08
4.001 - 4.500                                         0.15
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
First Adjustment Cap                               Percent
------------------------------------------------------------
1.000                                                 0.09
1.500                                                 0.15
2.000                                                 7.56
3.000                                                 6.77
5.000                                                53.80
6.000                                                31.62
6.875                                                 0.02
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Periodic Cap                                       Percent
------------------------------------------------------------
1.000                                                41.52
1.500                                                 0.15
2.000                                                58.24
2.250                                                 0.09
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                           Percent
------------------------------------------------------------
9.001 - 9.500                                         0.24
9.501 - 10.000                                        0.73
10.001 - 10.500                                       4.35
10.501 - 11.000                                      16.06
11.001 - 11.500                                      23.53
11.501 - 12.000                                      34.65
12.001 - 12.500                                      14.67
12.501 - 13.000                                       5.07
13.001 - 13.500                                       0.66
14.001 - 14.500                                       0.04
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                Sep 7, 2005 17:22                   Page 1 of 2

Goldman Sachs            GSAA 05 11
==============================================================================


------------------------------------------------------------
Floor Rate                                         Percent
------------------------------------------------------------
1.501 - 2.000                                         0.02
2.001 - 2.500                                        77.82
2.501 - 3.000                                        18.34
3.001 - 3.500                                         1.52
3.501 - 4.000                                         0.42
5.001 - 5.500                                         0.43
5.501 - 6.000                                         0.51
6.001 - 6.500                                         0.61
6.501 - 7.000                                         0.29
7.001 >=                                              0.07
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Months To Roll                                     Percent
------------------------------------------------------------
8.                                                    0.15
9.                                                    0.30
10.                                                   0.36
11.                                                   2.41
12.                                                   1.86
21.                                                   0.09
22.                                                   0.73
23.                                                   2.83
24.                                                   0.10
29.                                                   0.15
30.                                                   0.13
31.                                                   0.06
32.                                                   0.45
33.                                                   1.74
34.                                                   7.09
35.                                                  22.37
36.                                                   1.57
51.                                                   0.12
52.                                                   0.07
54.                                                   0.19
55.                                                   0.69
56.                                                   3.93
57.                                                   6.23
58.                                                  13.84
59.                                                  22.70
60.                                                   6.25
61.                                                   0.45
71.                                                   0.07
82.                                                   0.21
83.                                                   2.41
84.                                                   0.07
117.                                                  0.13
118.                                                  0.04
119.                                                  0.22
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Number of Units                                    Percent
------------------------------------------------------------
1                                                    96.62
2                                                     2.02
3                                                     0.79
4                                                     0.57
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Product Type                                       Percent
------------------------------------------------------------
1 YEAR ARM                                            5.08
10 YEAR ARM                                           0.39
2 YEAR ARM                                            3.75
3 YEAR ARM                                           33.63
5 YEAR ARM                                           54.46
7 YEAR ARM                                            2.69
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Self Employment Flag                               Percent
------------------------------------------------------------
N                                                    76.44
Y                                                    23.56
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------



------------------------------------------------------------
Originator                                         Percent
------------------------------------------------------------
COUNTRYWIDE                                           1.38
GOLDMAN MORTGAGE CO.                                 44.60
GREENPOINT                                           37.36
NATCITY                                               8.67
SUNTRUST                                              7.93
WELLS FARGO                                           0.06
------------------------------------------------------------
Total:                                              100.00
------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

                                 Sep 7, 2005 17:22                Page 2 of 2